Rental expense and commitments	12 Months Ended
Dec. 31, 2017
Disclosure Text Block
Rental Expense and Commitments

Note 35 – Rental expense and commitments

At December 31, 2017, the Corporation was obligated under a number of non-cancelable leases for land, buildings, and equipment which require rentals as follows:

Year	Minimum payments[1]
(In thousands)
2018	$31,886
2019	29,845
2020	28,160
2021	26,005
2022	23,077
Later years	107,986
$246,959

[1] Minimum payments have not been reduced by minimum non-cancelable sublease rentals due in the future of $ 0.3 million at December 31, 2017.

Total rental expense for all operating leases, except those with terms of a month or less that were not renewed, for the year ended December 31, 2017 was $ 32.1 million (2016 - $ 32.4 million; 2015 - $ 35.9 million), which is included in net occupancy, equipment and communication expenses, according to their nature.